AKRE FOCUS FUND
Retail Class: AKREX
Institutional Class: AKRIX
Supra Institutional Class: AKRSX

Supplement dated April 25, 2019 to the
Prospectus dated November 28, 2018

The following table replaces the table below the heading “Management” in the Prospectus:

Investment Advisor	Portfolio Managers
Akre Capital Management, LLC	Charles T. Akre, Jr., Managing Member of the Advisor. Has managed the Fund since inception (2009).
John H. Neff, Partner of the Advisor. Has managed the Fund since August 2014.

The following information replaces the information under the heading “Management of the Fund – Portfolio Managers” in the Prospectus:

Portfolio Managers

The Fund is a team managed portfolio. The team includes Mr. Charles T. Akre, Jr. and Mr. John H. Neff, who are each primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Each of the portfolio managers have equal authority to buy and sell securities for the Fund’s portfolio, but all major investment decisions are reviewed by both members of the portfolio management team. The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

Charles T. Akre, Jr. has served as Portfolio Manager of the Fund since its commencement of operations and has been the manager of the Advisor since December 1999. Prior to managing the Fund, Mr. Akre was the sole portfolio manager to the FBR Focus Fund.

John H. Neff has served as Portfolio Manager of the Fund since August 2014. Mr. Neff joined the Advisor in 2009 as a Senior Analyst and became a Partner of the Advisor in January 2013. Prior to joining the Advisor, Mr. Neff served as a Senior Equity Analyst for William Blair since 2002 after starting in its Equity Research department in 1999. He holds an M.B.A. from the University of Chicago and a B.A. from Colgate University.

Please retain this Supplement with the Prospectus.

AKRE FOCUS FUND
Retail Class: AKREX
Institutional Class: AKRIX
Supra Institutional Class: AKRSX

Supplement dated April 25, 2019 to the
Statement of Additional Information (“SAI”) dated November 28, 2018

The following information replaces the information below the heading “Portfolio Managers” on pages B-36 and B-37 of the SAI:

Portfolio Managers.
Charles T. Akre, Jr. and John H. Neff are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund's investment program.  Mr. Akre serves as Portfolio Manager to the Fund and has been the managing member of the Advisor since December 1999.  Mr. Neff serves as Portfolio Manager of the Fund, a capacity in which he has served since August 2014.  He has been employed by the Advisor since 2009.

The following table provides information regarding other accounts managed by the Portfolio Managers as of July 31, 2018.

Name	Number of Other Accounts Managed and Total Assets by Account Type
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Charles T. Akre, Jr.	0 $0	2 $580,000,000	76 $450,000,000
John H. Neff	0 $0	0 $0	0 $0

The compensation package for the Portfolio Managers is comprised of a base salary, discretionary bonus, distributions based on firm profitability, and performance-based fees from the private pooled funds managed by the Advisor.

As indicated in the table above, the Advisor manages numerous accounts for multiple clients.  These accounts include other types of pooled accounts (e.g., collective investment funds) and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  The Advisor makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.  Even where multiple accounts are managed by the Advisor with a similar investment discipline, the Advisor may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account.  Accordingly, the performance of each account managed by the Advisor will vary.

Conflicts of interest also may arise where some accounts managed by the Advisor have higher fees than the fees paid by other accounts.  Because the compensation of the Portfolio Managers may be affected by revenues earned by the Advisor, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts.

Because the Advisor performs investment management services for various clients, certain conflicts of interest could arise.  The Advisor may give advice and take action with respect to its other clients and/or funds that may differ from advice given or the timing or nature of action taken with respect to the Fund.  The Advisor will have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security that the Advisor, its principals, its affiliates, or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price.  Where the Advisor buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single "block" in order to facilitate orderly and efficient execution.

The Advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, the Advisor monitors a variety of areas, including compliance with account investment guidelines and/or restrictions, the allocation of initial public offerings, and compliance with the Advisor's Code of Ethics and compliance program under the 1940 Act and Investment Advisers Act of 1940, as amended.

The following indicates the dollar range of beneficial ownership of shares by the Portfolio Managers as of July 31, 2018:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001-$1,000,000, Over $1,000,000)
Charles T. Akre, Jr.	Over $1,000,000
John H. Neff	Over $1,000,000

Please retain this Supplement with the Statement of Additional Information (“SAI”).